Horace Mann Life Insurance Company Separate Account

Supplement dated July 1, 2022

to the Prospectuses dated May 1, 2022

for

Horace Mann Personal Retirement Planner Individual Qualified Flexible Premium Deferred Variable Annuity Contract

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Company Separate Account

and

Retirement Protector

Issued by

Horace Mann Life Insurance Company

Horace Mann Life Insurance Company Qualified Group Annuity Separate Account

This supplement updates certain information contained in the above listed prospectuses. You should read this supplement carefully and keep it with your prospectus for future reference. You may obtain an additional copy of the prospectus by writing to 1 Horace Mann Plaza, Springfield, IL 62715 or view the prospectus by going to our website at horacemann.com and clicking on “Savings & Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box. All capitalized terms used in this supplement have the same meaning as provided in the prospectuses.

The following updates the Current Expenses for Vanguard® Retirement Income Fund, Vanguard® 2015 Fund, Vanguard® 2020 Fund, Vanguard® 2025 Fund, Vanguard® 2030 Fund, Vanguard® 2035 Fund, Vanguard® 2040 Fund, Vanguard® 2045 Fund, Vanguard® 2050 Fund, Vanguard® 2055 Fund, Vanguard® 2060 Fund and Vanguard® 2065 Fund under “Appendix A: Portfolio Companies Available Under the Contract”.

Type of Fund	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-year	5-year	10-year

Lifecycle/Target date funds	Vanguard® Retirement Income Fund / The Vanguard Group, Inc.	0.08%	5.25%	6.85%	5.88%

Lifecycle/Target date funds	Vanguard® 2015 Fund / The Vanguard Group, Inc.	0.08%	5.78%	7.71%	7.46%

Lifecycle/Target date funds	Vanguard® 2020 Fund / The Vanguard Group, Inc.	0.08%	8.17%	9.26%	8.71%

Lifecycle/Target date funds	Vanguard® 2025 Fund / The Vanguard Group, Inc.	0.08%	9.80%	10.35%	9.60%

Lifecycle/Target date funds	Vanguard® 2030 Fund / The Vanguard Group, Inc.	0.08%	11.38%	11.23%	10.36%

Lifecycle/Target date funds	Vanguard® 2035 Fund/ The Vanguard Group, Inc.	0.08%	12.96%	12.06%	11.10%

Lifecycle/Target date funds	Vanguard® 2040 Fund / The Vanguard Group, Inc.	0.08%	14.56%	12.88%	11.69%

Lifecycle/Target date funds	Vanguard® 2045 Fund / The Vanguard Group, Inc.	0.08%	16.16%	13.55%	12.04%

Lifecycle/Target date funds	Vanguard® 2050 Fund/ The Vanguard Group, Inc.	0.08%	16.41%	13.62%	12.07%

Lifecycle/Target date funds	Vanguard® 2055 Fund/ The Vanguard Group, Inc	0.08%	16.44%	13.61%	12.05%

Lifecycle/Target date funds	Vanguard® 2060 Fund/ The Vanguard Group, Inc.	0.08%	16.44%	13.61%

Lifecycle/Target date funds	Vanguard® 2065 Fund/ The Vanguard Group, Inc.	0.08%	16.46%

More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time. The prospectuses for the Portfolio Companies are available online at www.horacemann.com. To access this information, click on “Savings & Retirement”, the tax type of your annuity, and then “Prospectuses Online” in the “Annuity Resources” box. You can also request this information at no cost by calling 1-800-999-1030 or by sending an email request to contactcenterannuity@horacemann.com.

If You have any questions regarding this Supplement, please contact Your registered representative or Our Home Office at 1-800-999-1030.